                                                                   EXHIBIT 10.68

                                                                  EXECUTION COPY

                            SERIES 2002-1 SUPPLEMENT
                           Dated as of August 29, 2002

                                       to

                         MASTER LOAN PURCHASE AGREEMENT
                           Dated as of August 29, 2002

--------------------------------------------------------------------------------

                     SIERRA RECEIVABLES FUNDING COMPANY, LLC
                                   LOAN-BACKED
                             VARIABLE FUNDING NOTES,
                                  SERIES 2002-1

--------------------------------------------------------------------------------

                                 by and between

                          EFI DEVELOPMENT FUNDING, INC.
                                    as Seller

                                       and

                           SIERRA DEPOSIT COMPANY, LLC
                                  as Purchaser

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                                TABLE OF CONTENTS

                                                                                                           PAGE
       Section 1.    Definitions..............................................................................1

       Section 2.    Sale.....................................................................................5

              (a)    Series 2002-1 Loans......................................................................5

              (b)    Filing of Financing Statements...........................................................6

              (c)    Delivery of Series 2002-1 Loan Schedule..................................................6

              (d)    Purchase of Additional Series 2002-1 Loans...............................................6

              (e)    Treatment as Sale........................................................................7

              (f)    Recharacterization.......................................................................7

              (g)    Security Interest in Transferred Assets..................................................7

              (h)    Transfer of Loans........................................................................7

       Section 3.    Purchase Price...........................................................................8

       Section 4.    Payment of Purchase Price................................................................8

       Section 5.    Conditions Precedent to Sale of Series 2002-1 Loans and Additional Loans.................8

              (a)    Conditions Precedent to Sale of Series 2002-1 Loans......................................8

              (b)    Conditions Precedent to Sale of Additional Loans.........................................8

       Section 6.    Representations and Warranties of the Seller.............................................9

              (a)    Representations and Warranties of the Seller.............................................9

              (b)    Representations and Warranties Regarding the Series 2002-1 Loans........................10

       Section 7.    Repurchases or Substitution of Series 2002-1 Loans......................................11

              (a)    Repurchase or Substitution Obligation...................................................11

              (b)    Repurchases and Substitutions...........................................................11

              (c)    Repurchases of Series 2002-1 Loans that Become Defaulted Loans..........................12

              (d)    Maximum Repurchases.....................................................................12

       Section 8.    Covenants of the Seller.................................................................13

       Section 9.    Representations and Warranties of the Company...........................................13

       Section 10.   Covenants of the Company................................................................13

       Section 11.   Miscellaneous Provisions................................................................13

              (l)    Ratification of Agreement...............................................................13

              (m)    Amendment...............................................................................13

                                       -i-
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                                                TABLE OF CONTENTS
                                                   (continued)

                                                                                                           PAGE
              (n)    Counterparts............................................................................13

              (o)    GOVERNING LAW...........................................................................13

              (p)    Successors and Assigns..................................................................13

                                      -ii-
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     THIS PURCHASE AGREEMENT SUPPLEMENT (this "PA SUPPLEMENT"), dated as of
August 29, 2002, is by and between EFI DEVELOPMENT FUNDING, INC., a Delaware corporation, as seller (the "SELLER"), and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as purchaser (hereinafter referred to as the "PURCHASER" or the "COMPANY").

     Section 2 of the Agreement provides that the Seller may from time to time sell and assign to the Company, and the Company may from time to time Purchase from the Seller, all the Seller's right, title and interest in, to and under Loans listed on the Loan Schedule of the related PA Supplement on the Closing Date for the related Series. The principal terms of the Purchase and sale of Loans for each Series shall be set forth in a PA Supplement to the Agreement.

     Pursuant to this PA Supplement and in accordance with Section 2 of the Agreement, the Seller hereby sells to the Company, and the Company hereby Purchases from the Seller, the Series 2002-1 Loans, and the Seller and the Company hereby specify the principal terms of such sales and Purchases.

SECTION 1.   DEFINITIONS.

     All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 2002-1 Loans and to no other Loans purchased by the Company from the Seller.

     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this PA Supplement shall be controlling.

     The words "hereof," "herein" and "hereunder" and words of similar import when used in this PA Supplement shall refer to this PA Supplement as a whole and not to any particular provision of this PA Supplement; and Article, Section, subsection, Schedule and Exhibit references contained in this PA Supplement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this PA Supplement unless otherwise specified.

     "ADDITION DATE" shall mean the date from and after which Additional Loans are sold pursuant to Section 2(d).

     "AGREEMENT" shall mean the Master Loan Purchase Agreement dated as of August 29, 2002 by and between the Seller and the Purchaser, as the same may be amended, supplemented or otherwise modified from time to time thereafter in accordance with its terms.

     "ASSIGNMENT" shall have the meaning set forth in Section 2(d)(iii)(E).

     "CLOSING DATE" shall mean August 29, 2002.

     "COMPANY" shall have the meaning set forth in the preamble.

     "CUT-OFF DATE" shall mean August 27, 2002.

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     "EFI HYPOTHECATION LOAN" shall mean a loan from Equivest Capital, Inc. to a
Developer.

     "ELIGIBLE LOAN" shall mean a Series 2002-1 Loan:

     (a) with respect to which (i) the related Timeshare Property is not a Lot, (ii) the related Timeshare Property has been purchased by an Obligor, (iii) except in the case of a Green Loan, a certificate of occupancy for the related Timeshare Property has been issued, (iv) except in the case of a Green Loan, the unit for the related Timeshare Property is complete and ready for occupancy, is not in need of material maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (v) the related Timeshare Property Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs that are not substantial in nature or cost and contains no structural defects materially affecting its value, (vi) there is no legal, judicial or administrative proceeding pending, or to the Seller's knowledge threatened, for the total condemnation of the related Timeshare Property or partial condemnation of any portion of the related Timeshare Property Regime that would have a material adverse effect on the value of the related Timeshare Property and
             (vii) the related Timeshare Property is not related to a Resort located outside of the United States, Canada, Mexico or the United States Virgin Islands;

     (b) with respect to which the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the Resort;

     (c) in the case of a Series 2002-1 Loan that is an Installment Contract, with respect to which the Seller has a valid ownership or security interest in an underlying Timeshare Property, subject only to Permitted Encumbrances, unless the criteria in paragraph (d) are satisfied;

     (d) with respect to which (i) if the related Timeshare Property has been deeded to the Obligor of the related Series 2002-1 Loan, (A) the Seller has a valid and enforceable first lien Mortgage on such Timeshare Property, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,
             (B) such Mortgage and related mortgage note have been assigned to the Collateral Agent, (C) such Mortgage and the related note for such Mortgage have been transferred to the custody of the Custodian in accordance with the provisions of Section 6(c)(i) of the Agreement and (D) if any Mortgage relating to such Series 2002-1 Loan is a deed of trust, a trustee duly qualified under applicable law to serve as such has been properly designated in accordance with applicable law and currently so serves or (ii) if the related Timeshare Property has not been deeded to the Obligor of the related Series 2002-1 Loan, the Seller has legal title to and an equitable interest in such Timeshare Property;

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     (e)     that was issued in a transaction that complied, and is in
             compliance, in all material respects with all material requirements of applicable federal, state and local law;

     (f) that requires the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months and (ii) the original term of which does not exceed 84 months unless (A) the Series 2002-1 Loan relates to a Timeshare Upgrade or (B) the weighted average FICO score of all such Series 2002-1 Loans with original terms longer than 84 months is at least 640 and the Series 2002-1 Loan has a FICO score not less than 600;

     (g) the Scheduled Payments on which are denominated and payable in United States dollars;

     (h)     that is not a Defective Loan or a Defaulted Loan;

     (i) that (i) is not a Delinquent Loan as of the Cut-Off Date or related Addition Cut-Off Date, as applicable, and (ii) with respect to which no Scheduled Payment was (A) delinquent for more than 30 days past its Due Date more than once during the 18-month period preceding the Cut-Off Date or related Addition Cut-Off Date, as applicable, with respect to such Series 2002-1 Loan, or (B) delinquent for more than 60 days at any time during such 18-month period (each such determination under this clause (ii) being made without giving effect to the grant of any extension of the Due Date of any such Scheduled Payment).

     (j)     that does not finance the purchase of credit life insurance;

     (k) with respect to which no Due Date thereunder occurring after the Cut-Off Date or the related Addition Cut-Off Date, as applicable, has been deferred;

     (l) with respect to which the related Timeshare Property (A) consists of a Fixed Week, Vacation Credits or a UDI and (B) if it consists of a Fixed Week, it has been converted into a UDI, which conversion does not give rise to the extension of the maturity of any payments under such Series 2002-1 Loan;

     (m) that was originated by a Developer and has been consistently serviced by an Affiliate of the Seller, in each case in the ordinary course of its respective business and in accordance with Customary Practices and Credit Standards and Collection Policies;

     (n) that has not been specifically reserved against by the Seller or classified by the Seller as uncollectible or charged off;

     (o) that arises from transactions in a jurisdiction in which the Seller is duly qualified to do business, except where the failure to so qualify will not adversely affect or impair the legality, validity, binding effect and enforceability of such Series 2002-1 Loan;

     (p) that has not been cancelled or terminated by the related Obligor (regardless of whether such Obligor is legally entitled to do so) and constitutes a legal, valid, binding and enforceable obligation of the related Obligor, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

     (q) that is fully amortizing pursuant to a required schedule of substantially equal monthly payments of principal and interest;

     (r) with respect to which (i) the downpayment has been made and (ii) no statutory rescission rights with respect to the related Obligor are continuing as of the Cut-Off Date or related Addition Cut-Off Date, as applicable;

     (s) that had an Equity Percentage of 10% or more at the time of the sale of the related Timeshare Property to the related Obligor (or, in the case of a Loan relating to a Timeshare Upgrade, an Equity Percentage of 10% or more of the value of all vacation credits owned by the related Obligor);

     (t) with respect to which the related Obligor has not at any time made a written request for rescission of such Series 2002-1 Loan or otherwise stated in writing that it does not intend to consummate such Loan or to fully perform under such Series 2002-1 Loan;

     (u)     that is not an EFI Hypothecation Loan;

     (v) with respect to which at least one Scheduled Payment has been made by the Obligor;

     (w) as of the Cut-Off Date or related Addition Cut-Off Date, as applicable, has an outstanding loan balance not greater than $100,000; and

     (x) that, in the case of a Green Loan, (i) satisfies each of the eligibility criteria set forth in paragraphs (a) through (w) above other than any such criteria that cannot be satisfied due solely to
             (A) the related Green Timeshare Property being located in a Resort that is not yet complete and ready for occupancy; (B) the Seller not having a valid ownership interest in the related Green Timeshare Property; or (C) the related Green Timeshare Property not having been deeded to the Obligor or legal title not being held by the Nominee; and (ii) the related Green Timeshare Property has a scheduled completion date no more than six months following the Cut-Off Date or related Addition Cut-Off Date, as applicable.

     "EXCESS CONCENTRATION AMOUNT" shall have the meaning set forth in the Series 2002-1 Supplement.

     "PA SUPPLEMENT" shall have the meaning set forth in the preamble.

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     "POOL PURCHASE PRICE" shall have the meaning set forth in Section 3.

     "PURCHASE" shall have the meaning set forth in Section 2(e).

     "PURCHASER" shall have the meaning set forth in the preamble.

     "REPURCHASE DATE" shall have the meaning set forth in Section 7.

     "REPURCHASE PRICE" shall have the meaning set forth in Section 7.

     "SERIES TERMINATION DATE" shall mean the date on which all obligations with respect to the Series 2002-1 Notes issued under the Series 2002-1 Supplement have been paid in full and the Series 2002-1 Supplement is discharged.

     "SERIES 2002-1 ADDITIONAL LOAN" shall mean each Additional Loan constituting one of the Series 2002-1 Loans Purchased from the Seller on an Addition Cut-Off Date and listed on Schedule 1 to the related Assignment.

     "SERIES 2002-1 LOAN" means each Loan listed from time to time on the Series 2002-1 Loan Schedule.

     "SERIES 2002-1 LOAN SCHEDULE" shall mean the Loan Schedule for the Series 2002-1 Loans.

     "SERIES 2002-1 NOTEHOLDER" shall mean any Noteholder under the Series 2002-1 Supplement.

     "SERIES 2002-1 PLEDGED LOAN" shall have the meaning set forth in the Series 2002-1 Supplement.

     "SERIES 2002-1 SUPPLEMENT" shall mean the supplement to the Master Indenture and Servicing Agreement executed and delivered in connection with the original issuance of the Series 2002-1 Notes and all amendments thereof and supplements thereto.

     "SUBSTITUTION ADJUSTMENT AMOUNT" shall have the meaning set forth in
Section 7.

SECTION 2.   SALE.

             (a) SERIES 2002-1 LOANS. Subject to the terms and conditions and in reliance on the representations, warranties, and covenants and agreements set forth in the Agreement and this PA Supplement, the Seller hereby sells and assigns to the Company, and the Company hereby Purchases from the Seller, without recourse except as specifically set forth herein, all of the Seller's right, title and interest in, to and under the Initial Loans, if any, listed on the Series 2002-1 Loan Schedule delivered on the Closing Date, together with all Transferred Assets relating thereto. The Series 2002-1 Additional Loans existing at the close of business on the related Addition Cut-Off Date and all other Transferred Assets relating thereto shall be sold by the Seller and purchased by the Company on the related Addition Date. Notwithstanding the foregoing, and for avoidance of doubt, the Seller does not assign, and the Purchaser does not

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agree to assume, any obligations specific to any Developer as developer of any
Timeshare Property underlying an Installment Contract.

             (b) FILING OF FINANCING STATEMENTS. In connection with the foregoing sale, the Seller agrees to record and file a financing statement or statements (and continuation statements or other amendments with respect to such financing statements) with respect to the Series 2002-1 Loans and related Transferred Assets described in Section 2(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the interests of the Purchaser created hereby under the applicable UCC and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filings to the Purchaser.

             (c) DELIVERY OF SERIES 2002-1 LOAN SCHEDULE. In connection with the sale and conveyance hereunder, the Seller agrees on or prior to the Closing Date and on or prior to the applicable Addition Date (in the case of Additional Series 2002-1 Loans) to indicate or cause to be indicated clearly and unambiguously in its accounting, computer and other records that the Series 2002-1 Loans and related Transferred Assets have been sold to the Purchaser pursuant to this PA Supplement. In addition, in connection with the sale and conveyance hereunder, the Seller agrees on or prior to the Closing Date and on or prior to the applicable Addition Date (in the case of Additional Series 2002-1 Loans) to deliver to the Company a Series 2002-1 Loan Schedule for such Series 2002-1 Loans or Additional Series 2002-1 Loans.

             (d)     PURCHASE OF ADDITIONAL SERIES 2002-1 LOANS.

                     (i)     [Reserved].

                     (ii) The Seller may, with the consent of the Purchaser, designate Eligible Loans to be sold as Additional Series 2002-1 Loans.

                     (iii) On the Addition Date with respect to any Additional Series 2002-1 Loans, such Additional Series 2002-1 Loans shall become Series 2002-1 Loans, and the Purchaser shall Purchase the Seller's right, title and interest in, to and under the Additional Series 2002-1 Loans and the other related Transferred Assets as provided in the Assignment, subject to the satisfaction of the following conditions on such Addition Date:

                     (A) The Seller shall have delivered to the Purchaser copies of UCC financing statements covering such Additional Series 2002-1 Loans, if necessary to perfect the Purchaser's first priority interest in such Series 2002-1 Additional Loans and the other related Transferred Assets;

                     (B) On each of the Addition Cut-Off Date and the Addition Date, the sale of such Additional Series 2002-1 Loans and the other related Transferred Assets to the Purchaser shall not have caused the Seller's insolvency or have been made in contemplation of the Seller's insolvency;

                     (C) No selection procedure shall have been utilized by the Seller that would result in a selection of such Additional Series 2002-1 Loans (from the

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             Eligible Loans available to the Seller) that would be materially adverse to the interests of the Purchaser as of the Addition Date;

                     (D) The Seller shall have indicated in its accounting, computer and other records that the Additional Series 2002-1 Loans and the other related Transferred Assets have been sold to the Purchaser and shall have delivered to the Purchaser the required Series 2002-1 Loan Schedule;

                     (E) The Seller and the Purchaser shall have entered into a duly executed, written assignment substantially in the form of Exhibit B to the Agreement (an "ASSIGNMENT");

                     (F) The Seller shall have delivered to the Purchaser an Officer's Certificate of the Seller dated the Addition Date, confirming, to the extent applicable, the items set forth in
             Section 2(d)(iii) (A) through (E);

                     (G) The Seller shall have executed the letter agreement relating to the amendment of documents and the letter agreement relating to inspections and audits which agreements were entered into by Fairfield Acceptance Corporation, the Purchaser and Sierra Receivables Funding Company, LLC on the date of this PA Supplement; and

                     (H) The Purchaser shall have paid the Additional Pool Purchase Price as provided in Section 3 of the Agreement.

                     (iv) The Seller shall have no obligation to sell the Additional Series 2002-1 Loans if it has not been paid the Additional Pool Purchase Price therefor.

             (e) TREATMENT AS SALE. It is the express and specific intent of the parties that the sale of the Series 2002-1 Loans and related Transferred Assets from the Seller to the Company as provided in this Section 2 (the "PURCHASE") is and shall be construed for all purposes as a true and absolute sale of such Series 2002-1 Loans and related Transferred Assets, shall be absolute and irrevocable and provide the Company with the full benefits of ownership of the Series 2002-1 Loans and related Transferred Assets and will be treated as such for all federal income tax reporting and all other purposes.

             (f)     RECHARACTERIZATION. Without prejudice to the provisions of
Section 2(e) providing for the absolute transfer of the Seller's interest in the Series 2002-1 Loans and related Transferred Assets to the Company in order to secure the prompt payment and performance of all of the obligations of the Seller to the Company and the Company's assignees arising in connection with the Agreement, this PA Supplement and the other Facility Documents, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, the Seller hereby assigns and grants to the Company a first priority security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, if any, in, to and under all of the Series 2002-1 Loans and related Transferred Assets and the proceeds thereof.

             (g) SECURITY INTEREST IN TRANSFERRED ASSETS. The Seller acknowledges that the Series 2002-1 Loans and related Transferred Assets are subject to the Lien of the Indenture and

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Servicing Agreement for the benefit of the Trustee and the Series 2002-1
Noteholders (or to the Collateral Agent on behalf of the Trustee and the Series 2002-1 Noteholders).

             (h) TRANSFER OF LOANS. All Series 2002-1 Loans conveyed to the Company hereunder shall be held by the Custodian pursuant to the terms of the Custodial Agreement for the benefit of the Company, the Issuer, the Trustee and the Collateral Agent. Upon each Purchase hereunder, the Custodian shall execute and deliver to the Company a certificate acknowledging receipt of the applicable Series 2002-1 Loans pursuant to the Custodial Agreement.

     The Seller acknowledges that the Company will convey the Series 2002-1 Loans and the other related Transferred Assets to the Issuer and that the Issuer will grant a security interest in the Series 2002-1 Loans and other related Transferred Assets to the Collateral Agent pursuant to the Indenture and Servicing Agreement and the related Series 2002-1 Supplement. The Seller agrees that, upon such grant, the Issuer, the Trustee and the Collateral Agent may enforce all of the Seller's obligations hereunder and under the Agreement directly, including without limitation the repurchase obligations of the Seller set forth in Section 7.

SECTION 3.   PURCHASE PRICE.

     No Series 2002-1 Loans shall be sold on the Closing Date. The purchase price for Additional Loans sold on an Addition Date shall be the Additional Pool Purchase Price.

SECTION 4.   PAYMENT OF PURCHASE PRICE.

     Sections 4(a) through (c) are set forth in the Agreement.

     (d) The closing shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, Washington Harbour, 3050 K Street, NW, Washington, D.C. 20007, at 10:00 a.m. local time on the Closing Date, or such other time and place as shall be mutually agreed upon among the parties hereto.

SECTION 5. CONDITIONS PRECEDENT TO SALE OF SERIES 2002-1 LOANS AND ADDITIONAL LOANS.

     (a) CONDITIONS PRECEDENT TO SALE OF SERIES 2002-1 LOANS. The Purchaser's obligations hereunder to Purchase and pay for the Series 2002-1 Loans and related Transferred Assets are subject to the fulfillment of the following conditions on or before the Closing Date:

             (i) (A) The Purchaser shall have received the Series 2002-1 Pool Purchase Agreement relating to each Series 2002-1 Loan executed by all the parties thereto and (B) all conditions precedent to the sale of the Series 2002-1 Pool Loans thereunder shall have been fulfilled to the extent they are capable of being fulfilled prior to the performance by the Purchaser of its obligations under this PA Supplement.

             (ii) The representations and warranties of the Seller made in the Agreement and herein shall be true and correct in all material respects on the Closing Date.

     (b) CONDITIONS PRECEDENT TO SALE OF ADDITIONAL LOANS. No Purchase of Additional Loans and related Transferred Assets may be made hereunder until the Purchaser shall have received each of the following in form and substance acceptable to the Purchaser:

             (i) Copies of search reports certified by parties acceptable to the Purchaser dated a date reasonably prior to the initial Addition Date listing all effective financing statements which name the Seller (under its present name and any previous names) as debtor or seller and which are filed with respect to the Seller in each relevant jurisdiction, together with copies of such financing statements (none of which shall cover any portion of the Series 2002-1 Loans being purchased from the Seller and related Transferred Assets except as contemplated by the Facility Documents);

             (ii)    Copies of proper UCC Financing Statement Amendments (Form
     UCC3), if any, necessary to terminate all security interests and other rights of any Person in the Series 2002-1 Loans being purchased from the Seller and related Transferred Assets previously granted by the Seller (except as contemplated by the Facility Documents);

             (iii) Copies of proper UCC Financing Statements (Form UCC1) naming the Seller as debtor or seller of the Series 2002-1 Loans being purchased from the Seller and related Transferred Assets, the Issuer as total assignee and the Purchaser as assignor secured party, and such other similar instruments or documents with respect to the Seller as may be necessary or in the opinion of the Purchaser desirable under the UCC of all appropriate jurisdictions or any comparable law to evidence the perfection of the Purchaser's interest in the Series 2002-1 Loans and related Transferred Assets;

             (iv) An opinion or opinions of counsel to the Seller, in the form required by the Purchaser, with respect to the following: (A) certain security interest matters, and (B) "true sale" and substantive consolidation matters; and

             (v) Evidence that one or more Lockbox Accounts have been established.

SECTION 6.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.

             (a) REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants as of the Closing Date and as of each Addition Date, or as of such other date specified in such representation and warranty, that:

                     (xvii) ACCURACY OF INFORMATION. All information with respect to the Seller contained in the Confidential Information Memorandum dated June 2002 with respect to the Series 2002-1 Notes and Series 2002-1 Loans (including, without limitation, the Credit Standards and Collection Policies) was true and accurate in every respect material to the transactions contemplated hereby on the date as of which it was delivered, and did not omit to state any fact necessary to make the statements contained therein not materially misleading or, if any such information contained therein has been discovered to have been inaccurate on such date, such information has been corrected by subsequent information provided in writing to the Issuer.

                     (xviii) NO MATERIAL ADVERSE CHANGE. As of the Closing Date, there has been no material adverse change with respect to the business operations or financial condition of the Seller since December 31, 2001.

     Sections 6(a)(i) through (xvi) are set forth in the Agreement.

             (b) REPRESENTATIONS AND WARRANTIES REGARDING THE SERIES 2002-1 LOANS. The Seller represents and warrants to the Company as of the Cut-Off Date and Addition Cut-Off Date as to each Series 2002-1 Loan conveyed on and as of the Closing Date or the related Addition Date, as applicable (except as otherwise expressly stated) as follows:

                     (xxiii) LOAN SCHEDULE. The information set forth in the Series 2002-1 Loan Schedule is true and correct with respect to such Series 2002-1 Loan.

                     (xxiv) GOOD TITLE TO SERIES 2002-1 LOANS. The Seller has good and marketable title to such Series 2002-1 Loan free and clear of any Lien other than Permitted Encumbrances. The Seller has not sold, assigned or pledged such Series 2002-1 Loan or any interest therein to any Person other than the Company. With respect to the related Timeshare Property, either (A) a generally accepted form of title insurance policy insuring the fee estate ownership of the real property subject to the Timeshare Property Regime by the Persons owning the respective interests therein and their successors and assigns (1) was effective either at the time the Developer (or a Subsidiary thereof) acquired the Timeshare Property or at the time of registration of the Timeshare Property Regime, (2) is valid and remains in full force and effect and (3) was issued by a title insurer qualified to do business in the applicable jurisdiction; or (B) either at the time the Developer (or a Subsidiary thereof) acquired the Timeshare Property or at the time of registration of the Timeshare Property Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of Timeshare Properties and which may be relied upon by Persons subsequently owning the respective interests therein and their successors and assigns.

                     (xxv) NO DEFAULTS. As of the Cut-Off Date or related Addition Cut-Off Date, as applicable, such Series 2002-1 Loan is not a Defaulted Loan and no event has occurred which, with the taking of any action or the expiration of any grace or cure period or both, would cause such Series 2002-1 Loan to be a Defaulted Loan. The Seller has not waived any such default, breach, violation or event permitting acceleration with respect to such Series 2002-1 Loan.

                     (xxvi) EQUAL INSTALLMENTS. Such Series 2002-1 Loan has a fixed Loan Rate and provides for substantially equal monthly payments that fully amortize the Series 2002-1 Loan over its term.

                     (xxvii) EXCESS CONCENTRATION AMOUNT. The Purchase of such Series 2002-1 Loan occurring on such Closing Date or Addition Date, as applicable, and the inclusion of such Series 2002-1 Loan as a Series 2002-1 Pledged Loan pursuant to the

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     Series 2002-1 Supplement to the Indenture and Servicing Agreement, does not cause an increase in the Excess Concentration Amount.

     Sections 6(b)(i) through (xxii) are set forth in the Agreement.

SECTION 7.   REPURCHASES OR SUBSTITUTION OF SERIES 2002-1 LOANS.

             (a)     REPURCHASE OR SUBSTITUTION OBLIGATION. Subject to
Section 7(b), upon discovery by the Seller or upon written notice from the Company, the Issuer or the Trustee that any Series 2002-1 Loan is a Defective Loan, the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, cure such Defective Loan in all material respects or either (i) repurchase such Defective Loan from the Company or its assignee at the Repurchase Price or (ii) substitute one or more Qualified Substitute Loans for such Defective Loan. For purposes of this Agreement, the term "REPURCHASE PRICE" shall mean an amount equal to the outstanding Principal Balance of such Defective Loan as of the close of business on the Due Date immediately preceding the Payment Date on which the repurchase is to be made, plus accrued but unpaid interest thereon to the date of the repurchase. The Company hereby directs the Seller, for so long as the Indenture and Servicing Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 7(b). The following defects with respect to documents in any Loan File, solely to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 6(b): misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Series 2002-1 Loan of no more than 30 days; discrepancies as to Scheduled Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Master Servicer's records or in the Series 2002-1 Loan Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

             (b) REPURCHASES AND SUBSTITUTIONS. The Seller shall provide written notice to the Company of any repurchase pursuant to Section 7(a) not less than two Business Days prior to the date on which such repurchase is to be effected, specifying the Defective Loan and the Repurchase Price therefor. Upon the repurchase of a Defective Loan pursuant to Section 7(a), the Seller shall deposit the Repurchase Price in the Collection Account on behalf of the Company no later than 12:00 noon, New York time, on the Payment Date on which such repurchase is made (the "REPURCHASE DATE").

     If the Seller elects to substitute a Qualified Substitute Loan or Loans for a Defective Loan pursuant to this Section 7(b), the Seller shall deliver such Qualified Substitute Loan in the same manner as the other Series 2002-1 Loans sold hereunder, including delivery of the applicable Loan Documents as required pursuant to the Custodial Agreement and satisfaction of the same conditions with respect to such Qualified Substitute Loan as to the Purchase of Additional Loans set forth in Section 2(d)(iii). Payments due with respect to Qualified Substitute Loans prior to the last day of the Due Period next preceding the date of substitution shall not be property of the Company, but will be retained by the Master Servicer and remitted by the Master Servicer to the

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Seller on the next succeeding Payment Date. Scheduled Payments due on a
Defective Loan prior to the last day of the Due Period next preceding the date of substitution shall be property of the Company, and after such last day of the Due Period next preceding the date of substitution the Seller shall be entitled to retain all Scheduled Payments due thereafter and other amounts received in respect of such Defective Loan. The Seller shall cause the Master Servicer to deliver a schedule of any Defective Loans so removed and Qualified Substitute Loans so substituted to the Company and such schedule shall be an amendment to the Series 2002-1 Loan Schedule. Upon such substitution, the Qualified Substitute Loan or Loans shall be subject to the terms of this PA Supplement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to each Qualified Substitute Loan set forth in Section 6(b) of the Agreement and this PA Supplement and Section 6(c) of the Agreement, in each case as of the date of substitution, and the Seller shall be deemed to have made a representation and warranty that each Loan so substituted is an Qualified Substitute Loan as of the date of substitution. The Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which the Seller has breached the Seller's representations and warranties in
Section 6(b) to the same extent as for any other Series 2002-1 Loan, as provided herein. In connection with the substitution of one or more Qualified Substitute Loans for one or more Defective Loans, the Master Servicer shall determine the amount (such amount, a "SUBSTITUTION ADJUSTMENT AMOUNT"), if any, by which the aggregate principal balance of all such Qualified Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Defective Loans (after application of the principal portion of the Scheduled Payments due in the month of substitution that are to be distributed to the Company in the month of substitution). The Seller shall deposit the amount of such shortfall into the Collection Account in immediately available funds on the date of substitution, without any reimbursement therefor.

     Upon each repurchase or substitution, the Company shall automatically and without further action sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all of the Company's right, title and interest in and to the related Defective Loan, the related Timeshare Property, the Loan File relating thereto and any other related Transferred Assets, all monies due or to become due with respect thereto and all Collections with respect thereto (including payments received from Obligors from and including the last day of the Due Period next preceding the date of transfer, subject to the payment of any Substitution Adjustment Amount). The Company shall execute such documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Defective Loan, the related Timeshare Property and related Loan File pursuant to this Section 7(b).

     Promptly after the occurrence of a Repurchase Date and after the repurchase of Defective Loans in respect of which the Repurchase Price has been paid on such date, the Seller shall direct the Master Servicer to delete such Defective Loans from the Series 2002-1 Loan Schedule.

     The obligation of the Seller to repurchase or substitute for any Defective Loan shall constitute the sole remedy against the Seller with respect to any breach of the representations and warranties set forth in Section 6(b) available hereunder to the Company or its successors or assigns.

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             (c)     REPURCHASES OF SERIES 2002-1 LOANS THAT BECOME DEFAULTED
LOANS. If any Series 2002-1 Loan becomes a Defaulted Loan during any Due Period, the Seller may repurchase such Defaulted Loan from the Company or its assignees at the Repurchase Price therefor and in accordance with the additional provisions applicable to repurchases of Defective Loans under Section 7(b).

             (d) MAXIMUM REPURCHASES. Notwithstanding anything to the contrary in the Agreement or this PA Supplement, no Defaulted Loans shall be repurchased by the Seller to the extent that the aggregate principal balance of all Defaulted Loans so repurchased is greater than the Defaulted Loan Repurchase Cap.

SECTION 8.   COVENANTS OF THE SELLER.

     Section 8 is set forth in the Agreement.

SECTION 9.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Section 9 is set forth in the Agreement.

SECTION 10.  COVENANTS OF THE COMPANY.

     Section 10 is set forth in the Agreement.

SECTION 11.  MISCELLANEOUS PROVISIONS.

             (l) RATIFICATION OF AGREEMENT. As supplemented by this PA Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this PA Supplement shall be read, taken and construed as one and the same instrument.

             (m) AMENDMENT. This PA Supplement may be amended from time to time or the provisions hereof may be waived or otherwise modified by the parties hereto by written agreement signed by the parties hereto.

             (n) COUNTERPARTS. This PA Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

             (o) GOVERNING LAW. THIS PA SUPPLEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
Section 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

             (p) SUCCESSORS AND ASSIGNS. This PA Supplement shall be binding upon each of the Seller and the Company and their respective permitted successors and assigns, and shall inure to the benefit of, and be enforceable by, each of the Seller and the Company and each of the Issuer, the Trustee, the Collateral Agent and the Noteholders.

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     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        EFI DEVELOPMENT FUNDING,
                                        INC.,
                                         as Seller


                                        By:    /s/ Lisa Henson
                                            ----------------------------------
                                            Name: Lisa Henson
                                            Title: Vice President


                                        SIERRA DEPOSIT COMPANY,
                                        LLC,
                                         as Purchaser


                                        By:    /s/ Ralph E. Turner
                                            ----------------------------------
                                            Name: Ralph E. Turner
                                            Title: President and Treasurer

                     [Signature page for EFI PA Supplement]